INCOME TAX (Tables)	12 Months Ended
Dec. 31, 2021
INCOME TAXES
Schedule of net deferred tax assets (liabilities)

Deferred tax assets:
Start-up costs	$61,335
Net operating loss carryforwards	298,437
Total deferred tax assets	359,772
Valuation allowance	(354,792)
Deferred tax liabilities:
Unrealized gain on investments	(4,980)
Total deferred tax liabilities	(4,980)
Deferred tax assets, net of allowance	$—

Schedule of income tax provision

Federal
Current	$—
Deferred	(354,792)

State
Current	—
Deferred	—
Change in valuation allowance	354,792
Income tax provision	$—

Schedule of reconciliation of the federal income tax rate to the Company's effective tax rate

Statutory federal income tax rate	21.0%
State taxes, net of federal tax benefit	0.0%
Change in fair value of derivative warrant liabilities	(40.8)%
Non-deductible transaction costs	0.2%
Change in valuation allowance	19.6%
Income tax provision	0.0%